CERTIFICATIONS PURSUANT TO THE SARBANES-OXLEY ACT
                         18 U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002

I, Fred W. Brackebusch, President, Director and Principal Financial Officer of New Jersey Mining Company ("the Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. This Quarterly Report on Form 10-QSB of the Registrant for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 1, 2003
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/s/ Fred W. Brackebusch
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Fred W. Brackebusch
President, Director and Principal Financial Officer